SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                     Internet Architecture HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-96061
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On May 17, 2001, Adaptec, Inc. completed its spin-off of Roxio Inc. As a result, Adapetc distributed 0.165 share of Roxio common stock for each share of Adaptec. The share amount of Roxio represented by a round-lot of 100 Internet Architecture HOLDRS is 0.165.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (c)  Exhibits


              99.1 Internet Architecture HOLDRS Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated January 26, 2001 which updated the original Prospectus dated February 23, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MERRILL LYNCH, PIERCE, FENNER &
                                               SMITH INCORPORATED


Date:  August 17, 2001                       By:    /s/ Stephen G. Bodurtha
                                                    -----------------------
                                             Name:  Stephen G. Bodurtha
                                             Title: Attorney-in-Fact

                                  EXHIBIT INDEX


Number and Description of Exhibit
---------------------------------


(99.1) Internet Architecture HOLDRS(SM) Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated January 26, 2001.